AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 15, 2004.

                                                       REGISTRATION NOS. 33-9069
                                                                        811-1442

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                            THE SECURITIES ACT OF 1933                       |X|
                            PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                          POST-EFFECTIVE AMENDMENT NO. 28                    |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                        THE INVESTMENT COMPANY ACT OF 1940                   |X|

                                 AMENDMENT NO. 29                            |X|

                        (CHECK APPROPRIATE BOX OR BOXES)
                                  ------------

                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                  ------------

               101 Munson Street, Greenfield, Massachusetts 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                     C/O PHOENIX EQUITY PLANNING CORPORATION

                                 (800) 243-1574
                         (REGISTRANT'S TELEPHONE NUMBER)

                                  ------------

                             Richard J. Wirth, Esq.
          Vice President and Insurance and Investment Products Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

   It is proposed that this filing will become effective (check appropriate box)


   [X] immediately upon filing pursuant to paragraph (b)
   | | on ______________ pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on       pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on       pursuant to paragraph (a)(2) of Rule 485.

   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

================================================================================

       Prospectus

       > MARCH 15, 2004

       OAKHURST(R)
       Phoenix-Oakhurst Strategic Allocation Fund



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

                                                        Neither the Securities and Exchange Commission
                                                        nor any state securities commission has approved
                                                        or disapproved of these securities or determined
                                                        if this prospectus is truthful or complete. Any
                                                        representation to the contrary is a criminal offense.

                                                        This prospectus contains important information
       [Logo] PHOENIX                                   that you should know before investing in Phoenix-
              INVESTMENT PARTNERS, LTD.                 Oakhurst Strategic Allocation Fund. Please read it
              Committed to Investor Success(SM)         carefully and retain it for future reference.


       PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
--------------------------------------------------------------------------------

       TABLE OF CONTENTS

       Investment Risk and Return Summary.................................     1

       Fund Expenses......................................................     5

       Additional Investment Techniques...................................     6

       Management of the Fund.............................................     7

       Pricing of Fund Shares.............................................     8

       Sales Charges......................................................     9


       Your Account.......................................................    12


       How to Buy Shares..................................................    13


       How to Sell Shares.................................................    14


       Things You Should Know When Selling Shares.........................    14


       Account Policies...................................................    16


       Investor Services..................................................    17

       Tax Status of Distributions........................................    18

       Financial Highlights...............................................    19

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

Phoenix-Oakhurst Strategic Allocation Fund has an investment objective to provide the highest total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests principally in stocks, bonds and other debt securities which are rated at the time of investment within the four highest rating categories, including obligations issued by corporations, governments and municipalities, and money market instruments. The fund may invest any amount or proportion of assets in each of these three types of securities and the adviser may adjust the mix of investments when, in the adviser's opinion, an adjustment will enable the fund to capitalize on perceived variations in return potential based upon changes in economic and market conditions.


> Equity securities are selected from among the 1,500 largest companies traded in the United States based on both quantitative and fundamental factors. Price to earnings, price to sales, cash flow ratios and a company's earnings and revenue growth rates are some of the quantitative criteria considered. The adviser also considers current industry conditions and a company's future growth prospects. The adviser then attempts to construct an equity portfolio that seeks to outperform the Standard & Poor's 500 Index ("S&P 500 Index").


>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the portion of fund investment in various sectors (such as municipals, asset-backeds and corporate high yields) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fixed income portion of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the adviser believes that the fund's

                                   Phoenix-Oakhurst Strategic Allocation Fund  1
         exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2003 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.50 years.

> Fixed income securities selected for fund investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its fixed income benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2003 the maturity of the Lehman Brothers Aggregate Bond Index was 7.57 years.


> Stocks that have dropped 15% or more in value relative to the S&P 500 Index, that are in the bottom 20% of their quantitative ranking or that have reached the adviser's target sell price are analyzed for potential sale out of the fund's portfolio. Bonds are generally sold when the adviser believes the issue has realized its value or to take advantage of attractive values in other sectors.

> The fund's investment strategies may lead to a high portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When, in the belief of the adviser, adverse market conditions warrant, the fund may invest a significant portion of fund assets in U.S. Government securities. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

2  Phoenix-Oakhurst Strategic Allocation Fund

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                                   Phoenix-Oakhurst Strategic Allocation Fund  3

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Oakhurst Strategic Allocation Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of two broad-based securities market indices and a "balanced" benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]
                   Calendar Year                 Amount Return (%)
                       1994                            -2.26
                       1995                            18.23
                       1996                             8.78
                       1997                            20.68
                       1998                            20.38
                       1999                            10.97
                       2000                            -0.41
                       2001                             1.52
                       2002                           -11.67
                       2003                            19.23

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 16.05% (quarter ending December 31, 1998) and the lowest return for a quarter was -9.16% (quarter ending September 30, 2002). Year-to-date performance (through December 31, 2003) is 19.23%.

        -----------------------------------------------------------------------------------------------------
                                                                                                    SINCE
        AVERAGE ANNUAL TOTAL RETURNS                                                            INCEPTION (2)
        (FOR THE PERIODS ENDED 12/31/03)(1)             1 YEAR      5 YEARS        10 YEARS        CLASS B
        -----------------------------------------------------------------------------------------------------
        Class A
        -----------------------------------------------------------------------------------------------------
            Return Before Taxes                         12.37%       2.18%          7.36%            --
        -----------------------------------------------------------------------------------------------------
            Return After Taxes on Distributions(3)      11.81%       0.58%          4.55%            --
        -----------------------------------------------------------------------------------------------------
            Return After Taxes on Distributions(3)       8.21%       1.06%          4.65%            --
            and Sale of Fund Shares
        -----------------------------------------------------------------------------------------------------
        Class B
        -----------------------------------------------------------------------------------------------------
             Return Before Taxes                        14.38%       2.61%           --             8.18%
        -----------------------------------------------------------------------------------------------------
        S&P 500 Index(4)                                28.71%      -0.57%         11.10%          12.01%
        -----------------------------------------------------------------------------------------------------
        Lehman Brothers Aggregate Bond Index(5)         4.10%        6.62%          6.95%           8.04%
        -----------------------------------------------------------------------------------------------------
        Balanced Benchmark(6)                           18.49%       2.68%          9.78%          10.78%
        -----------------------------------------------------------------------------------------------------


(1) The Fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class B Shares since October 24, 1994.


(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A Shares); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of broad bond market total return performance. Index performance does not reflect sales charges.

(6) The Balanced Benchmark is a composite index made up of 60% of the S&P 500 Index return and 40% of the Lehman Brothers Aggregate Bond Index return. Index performance does not reflect sales charges.


Class C Shares have been in existence only since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.


4  Phoenix-Oakhurst Strategic Allocation Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS A          CLASS B          CLASS C
                                                                SHARES           SHARES           SHARES
                                                               ---------         --------         --------


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                    5.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)         None              5%(a)            1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividend

                                                                 None              None             None

Redemption Fee                                                   None              None             None

Exchange Fee                                                     None              None             None
                                                          -----------------------------------------------------

                                                                CLASS A          CLASS B          CLASS C
                                                                SHARES           SHARES           SHARES
                                                               ---------         --------         --------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)


Management Fees                                                  0.65%            0.65%             0.65%

Distribution and Service (12b-1) Fees(c)                         0.25%            1.00%             1.00%

Other Expenses                                                   0.36%            0.36%            0.36%(d)
                                                                ------            -----            -----

TOTAL ANNUAL FUND OPERATING EXPENSES                             1.26%            2.01%            2.01%(d)
                                                                ======            =====            =====

---------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

(d) Estimated. Class C Shares have been offered only since the date of this Prospectus.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   Phoenix-Oakhurst Strategic Allocation Fund  5

-----------------------------------------------------------------------------------------------------------------
   CLASS                      1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class A                     $696                  $952                  $1,227                $2,010
-----------------------------------------------------------------------------------------------------------------
   Class B                     $604                  $830                  $1,083                $2,144
-----------------------------------------------------------------------------------------------------------------
   Class C                     $304                  $630                  $1,083                $2,338

-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                      1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------

   Class B                     $204                  $630                  $1,083                $2,144
-----------------------------------------------------------------------------------------------------------------
   Class C                     $204                  $630                  $1,083                $2,338

-----------------------------------------------------------------------------------------------------------------


ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Principal Risks, the fund may engage in the following investment techniques:

DERIVATIVES

The fund may write exchange traded, covered call options and purchase put and call options on securities and securities indices, and may enter into futures contracts and related options. Up to 100% of the value of the total assets of the fund may be subject to written call options. The fund may also enter into swap agreements. The fund may use derivatives to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of fund investments, or as part of the fund's overall investment technique. If the adviser fails to correctly predict interest rate, currency or price movements, the fund can lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, purchasing call or put options involves the risk that the fund may lose the premium it paid plus transaction costs. Futures and options involve market risk in excess of their value.

The fund may also invest in mortgage-backed and asset-backed securities. Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

6  Phoenix-Oakhurst Strategic Allocation Fund

FOREIGN INVESTING

The fund may invest in securities of foreign (non-U.S.) issuers. Foreign markets and currencies may not perform as well as U.S. markets and dividends and other income payable on foreign securities may be subject to foreign taxes.

ILLIQUID SECURITIES

The fund may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements. Default or insolvency of the other party presents risks to the fund.

SECURITIES LENDING

The fund may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of December 31, 2003, Phoenix had $22.9 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations, and the day-to-day management of the fund. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

                                   Phoenix-Oakhurst Strategic Allocation Fund  7

-----------------------------------------------------------------------------------------------------------------
                                                                     $1+ billion
                                           $1st billion           through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                              0.65%                    0.60%                     0.55%
-----------------------------------------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $1,316,640. The ratio of management fees to average net assets for the fiscal year ended December 31, 2003 was 0.65%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity investment professionals and a team of fixed income investment professionals.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of the fund.


Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded, or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

8  Phoenix-Oakhurst Strategic Allocation Fund

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The fund presently offers three classes of shares. Each class of shares has different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data.

                                   Phoenix-Oakhurst Strategic Allocation Fund  9

Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information, the Fund's Prospectus and the Statement of Additional Information may be obtained from the Individual Investors portion of Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

10  Phoenix-Oakhurst Strategic Allocation Fund

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                      SALES CHARGE AS
                                                      A PERCENTAGE OF
                                         ---------------------------------------
AMOUNT OF                                                                NET
TRANSACTION                                  OFFERING                   AMOUNT
AT OFFERING PRICE                             PRICE                    INVESTED
--------------------------------------------------------------------------------

Under $50,000                                 5.75%                      6.10%

$50,000 but under $100,000                    4.75                       4.99

$100,000 but under $250,000                   3.75                       3.90

$250,000 but under $500,000                   2.75                       2.83

$500,000 but under $1,000,000                 2.00                       2.04

$1,000,000 or more                            None                       None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month.


DEFERRED SALES CHARGE ALTERNATIVE--CLASS C SHARES

Class C Shares are purchased without an initial sales charge; however, shares sold within the first year after purchase are subject to deferred sales charge of 1.00%. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES


YEAR               1                2                 3                 4                5                 6+
-------------------------------------------------------------------------------------------------------------
CDSC               5%               4%                3%                2%               2%                0%

                                  Phoenix-Oakhurst Strategic Allocation Fund  11

YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the fund.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

12  Phoenix-Oakhurst Strategic Allocation Fund

STEP 2.


Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   TO OPEN AN ACCOUNT

---------------------------------- ---------------------------------------------

Through a financial advisor        Contact your advisor. Some advisors may
                                   charge a fee and may set different minimum investments or limitations on buying shares.

---------------------------------- ---------------------------------------------

Through the mail                   Complete a New Account Application and send
                                   it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301,
                                   Boston, MA 02266-8301.

---------------------------------- ---------------------------------------------

By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).

---------------------------------- ---------------------------------------------

Through express delivery           Complete a New Account Application and send
                                   it with a check payable to the fund. Send them to: Boston Financial Data Services,
                                   Attn: Phoenix Funds, 66 Brooks Drive,
                                   Braintree, MA 02184.

---------------------------------- ---------------------------------------------

By Investo-Matic                   Complete the appropriate section on the
                                   application and send it with your
                                   initial investment payable to the fund.
                                   Mail them to: State Street Bank,
                                   P.O. Box 8301, Boston, MA 02266-8301.

---------------------------------- ---------------------------------------------

By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).

--------------------------------------------------------------------------------

                                  Phoenix-Oakhurst Strategic Allocation Fund  13

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

--------------------------------------------------------------------------------

                                    TO SELL SHARES

----------------------------------- --------------------------------------------

Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums on redemptions of accounts.

----------------------------------- --------------------------------------------

Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

----------------------------------- --------------------------------------------

Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

----------------------------------- --------------------------------------------

By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.

----------------------------------- --------------------------------------------

By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).

----------------------------------- --------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting

14 Phoenix-Oakhurst Strategic Allocation Fund broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


                                  Phoenix-Oakhurst Strategic Allocation Fund  15

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

16  Phoenix-Oakhurst Strategic Allocation Fund

         o These funds are not suitable for market timers and market timers are discouraged from becoming investors. Excessive trading and market timing can hurt fund performance and therefore be detrimental to all shareholders. We will discourage any investor we detect or have reason to believe is engaging in excessive trading or market timing from investing in these funds. We reserve the right, in our sole and absolute discretion, to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within a 30-day period. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.


RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

                                  Phoenix-Oakhurst Strategic Allocation Fund  17

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income at least annually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


18  Phoenix-Oakhurst Strategic Allocation Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.


Class C is a new class of shares and, as such, has no financial performance to report as of the effective date of this prospectus.



                                                                        CLASS A
                                       --------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             2003          2002         2001(5)         2000           1999
                                            ------        ------       --------        ------         ------

Net asset value, beginning of period        $12.92        $14.99         $15.11        $17.56         $17.03
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                0.27(4)       0.30(4)        0.32(4)       0.40           0.32
  Net realized and unrealized gain (loss)     2.20         (2.04)         (0.09)        (0.52)          1.51
                                            ------        ------         ------        ------         ------
    TOTAL FROM INVESTMENT OPERATIONS          2.47         (1.74)          0.23         (0.12)          1.83
                                            ------        ------         ------        ------         ------
LESS DISTRIBUTIONS:
  Dividends from net investment income       (0.28)        (0.33)         (0.35)        (0.35)         (0.35)
  Distributions from net realized gains         --            --             --         (1.98)         (0.95)
                                            ------        ------         ------        ------         ------
    TOTAL DISTRIBUTIONS                      (0.28)        (0.33)         (0.35)        (2.33)         (1.30)
                                            ------        ------         ------        ------         ------
Change in net asset value                     2.19         (2.07)         (0.12)        (2.45)          0.53
                                            ------        ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD              $15.11        $12.92         $14.99        $15.11         $17.56
                                            =======       ======         ======        ======         ======
Total return(1)                              19.23%       (11.67)%         1.52%        (0.41)%        10.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $208,389      $191,529       $242,370      $263,509       $307,130

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.26%(2)      1.24%(2)       1.27%(2)      1.22%(2)       1.20%(3)
  Net investment income                       1.99%         2.20%          2.14%         2.22%          1.75%
Portfolio turnover                              87%           80%            44%           61%            69%


--------------------------------------

(1) Maximum sales load is not reflected in total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(3) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.19%.

(4) Computed using average shares outstanding.

(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 2.16% to 2.14%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                                   Phoenix-Oakhurst Strategic Allocation Fund 19

--------------------------------------------------------------------------------


                                                                         CLASS B
                                          --------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                2003          2002         2001(5)         2000          1999
                                               ------        ------       --------        ------         ------

Net asset value, beginning of period           $12.72        $14.76         $14.88        $17.36         $16.87
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                   0.17(4)       0.20(4)        0.20(4)       0.26           0.18
  Net realized and unrealized gain (loss)        2.16         (2.02)         (0.08)        (0.51)          1.50
                                               ------        ------         ------        ------         ------
    TOTAL FROM INVESTMENT OPERATIONS             2.33         (1.82)          0.12         (0.25)          1.68
                                               ------        ------         ------        ------         ------
LESS DISTRIBUTIONS:
  Dividends from net investment income          (0.17)        (0.22)         (0.24)        (0.25)         (0.24)
  Distributions from net realized gains            --            --             --         (1.98)         (0.95)
                                               ------        ------         ------        ------         ------
    TOTAL DISTRIBUTIONS                         (0.17)        (0.22)         (0.24)        (2.23)         (1.19)
                                               ------        ------         ------        ------         ------
Change in net asset value                        2.16         (2.04)         (0.12)        (2.48)          0.49
                                               ------        ------         ------        ------         ------
NET ASSET VALUE, END OF PERIOD                 $14.88        $12.72         $14.76        $14.88         $17.36
                                               ======        ======         ======        ======         ======

Total return(1)                                 18.38%       (12.36)%         0.78%        (1.21)%        10.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $5,208        $6,720         $9,188        $9,894        $12,114

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                             2.01%(2)      1.99%(2)       2.02%(2)      1.97%(2)       1.95%(3)
  Net investment income                          1.26%         1.45%          1.39%         1.48%          1.01%
Portfolio turnover                                 87%           80%            44%           61%            69%


--------------------------------------

(1) Maximum sales load is not reflected in the total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


(3) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.94%.


(4) Computed using average shares outstanding.

(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01 for Class B, increase net realized and unrealized gains and losses per share by $0.01 for Class B, and decrease the ratio of net investment income to average net assets from 1.41% to 1.39%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

20  Phoenix-Oakhurst Strategic Allocation Fund

       PHOENIX EQUITY PLANNING CORPORATION
       P.O. Box 150480
       Hartford, CT 06115-0480


[Logo] PHOENIX
       INVESTMENT PARTNERS, LTD.
       A member of The Phoenix Companies, Inc.








       ADDITIONAL INFORMATION

       You can find more information about the fund in the following documents:

       ANNUAL AND SEMIANNUAL REPORTS

       Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI)
       The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

       You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

       Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

       Mutual Fund Services: 1-800-243-1574
       Advisor Consulting Group: 1-800-243-4361
       Text Telephone: 1-800-243-1926


















       NOT INSURED BY FDIC/NCUA OR ANY FEDERAL GOVERNMENT AGENCY.
       NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

       Investment Company Act File No. 811-1442
       PXP 453 (3/04)

                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 15, 2004

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Oakhurst Strategic Allocation Fund, dated March 15, 2004, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                            PAGE

The Fund .................................................................    1
Investment Restrictions ..................................................    1
Investment Techniques and Risks...........................................    2
Performance Information...................................................   10
Performance Comparisons ..................................................   11
Portfolio Turnover .......................................................   12
Portfolio Transactions and Brokerage......................................   12
Services of the Adviser ..................................................   13

Net Asset Value ..........................................................   15

How to Buy Shares ........................................................   15

Alternative Purchase Arrangements ........................................   16

Investor Account Services ................................................   18

How to Redeem Shares .....................................................   20
Tax Sheltered Retirement Plans ...........................................   21
Dividends, Distributions and Taxes .......................................   21
The Distributor ..........................................................   22
Distribution Plans........................................................   24
Management of the Trust...................................................   24
Additional Information ...................................................   30
Appendix..................................................................   32







                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926






PXP458 (3/04)

                                    THE FUND

   Phoenix-Oakhurst Strategic Allocation Fund (the "Fund") is an open-end management investment company which was originally organized under Massachusetts law in 1966 as a Massachusetts corporation and was reorganized as a Delaware business trust in September 2000.

   The Fund's prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Fund may utilize the following investment techniques in pursuing its investment objective.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

   The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, the Fund will be required to deposit in a pledged account with the Fund's custodian bank an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes, but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which the Fund may enter into financial futures contracts and related options may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. The Fund will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where the Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN SECURITIES

   The Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Fund may use a foreign custodian or foreign securities depository in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of foreign custodians and foreign securities depositories invoke considerations which are not ordinarily associated with domestic custodians or securities depositories. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian or foreign securities depository, inability to recover assets that are lost while under the control of the foreign custodian or foreign securities depository, and the impact of political, social or diplomatic developments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Fund's custodian bank will pledge any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Fund does not enter into forward contracts with a term longer than one year.

HIGH YIELD-HIGH RISK SECURITIES

   The Fund may invest in below-investment grade securities ("high yield-high risk securities" or "junk bonds"). Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

   High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

   The secondary market on which high-yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

OPTIONS ON SECURITIES AND SECURITIES INDICES

   The Fund may invest in exchange-traded call and put options on securities and securities indices. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   Call options on security and securities indices written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   During the option period, the Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by the Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts to collateralize fully the position and thereby ensure that it is not leveraged. Any amount pledged may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   In connection with the Fund's qualifying as a regulated investment company under the Internal Revenue Code of 1986, certain restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS ON SECURITIES. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.

   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Fund.

   RISKS OF OPTIONS ON SECURITIES INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by the Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Fund will write call options only on indices which meet the interim described above.

   Price movements in securities held by the Fund will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.

   Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Subadviser determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to a Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit- enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The Subadviser expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy. The Trustees of the Fund will monitor the Fund's repurchase agreement transactions periodically and with the Adviser will consider standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Fund's Trustees acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

SECURITIES LENDING

   The Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms considered by the Fund to be creditworthy and when the consideration to be earned justifies the attendant risks.

SWAP AGREEMENTS

   The Fund may enter into interest rate, index and currency exchange rate swap agreements and credit default swaps in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid leveraging of the Fund's portfolio.

   Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940 (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

                             PERFORMANCE INFORMATION

   Performance information for the Fund (and Class of the Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as "average annual total return" and "total return."

   The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

   Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.


THE FOLLOWING TABLE ILLUSTRATES AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE 1, 5 AND 10 YEAR PERIODS ENDED DECEMBER 31, 2003.

                                                                                                          COMMENCEMENT OF
                                               YEAR ENDED        5 YEARS ENDED      10 YEARS ENDED     OPERATIONS (10/24/94)
                                                12/31/03            12/31/03           12/31/03             TO 12/31/03
                                                --------            --------           --------             -----------
Class A
   Return Before Taxes                           12.37%              2.18%               7.36%                  --
   Return After Taxes on Distribution            11.81%              0.58%               4.55%                  --
   Return  After  Taxes  on  Distributions
   and Sales of Fund Shares                       8.21%              1.06%               4.65%                  --
 Class B
   Return Before Taxes                           14.38%              2.61%                --                   8.18%




   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                             PERFORMANCE COMPARISONS

   The Fund or class of the Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), Dow Jones Industrial Average, Europe Australia Far East Index ("EAFE"), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 Index is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

                               PORTFOLIO TURNOVER

   The Fund pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if it had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Fund's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting fund transactions for the Fund, the adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Fund.

   The adviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Fund and may benefit both the Fund and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Fund.

   Some fund transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.

   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Directors will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.

   For the fiscal years ended December 31, 2001, 2002 and 2003 brokerage commissions paid by the Fund on portfolio transactions totaled $122,178, $253,755 and $366,351, respectively. In the fiscal years ended December 31, 2001, 2002 and 2003 the Trust paid brokerage commissions of $12,551, $27,226 and $49,168, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended December 31, 2003, the amount paid to PXP Securities Corp. was 13.42% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 15.07% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $242,836 paid during the fiscal year ended December 31, 2003, were paid on fund transactions aggregating $124,560,285 executed by brokers who provided research and other statistical and factual information.


                             SERVICES OF THE ADVISER


   The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totaling 39 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2004, PIC had approximately $22.9 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. William R. Moyer, an executive officer of the Fund, is also an officer of PIC.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut 06115.


   Phoenix Investment Partners, Ltd. has served investors for over 70 years. As of March 31, 2004, PXP had approximately $59.2 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin and Oakhurst divisions) in Hartford, CT and Scotts Valley, CA, respectively.


   The contract between the Fund and the Adviser provides that the Adviser shall furnish the Fund investment advice, certain administrative services, office space and facilities, and shall pay the compensation of all officers and employees of the Fund. All expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund, including, among others, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, charges of custodians, transfer and dividend disbursing agents and registrars, bookkeeping, auditing and legal expenses, expenses of insurance premiums for fidelity and other coverage and extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party, will be borne by the Fund.

   The contract between the Fund and the Adviser provides that, as compensation for its services to the Fund, the Adviser is entitled to a fee payable at the annual rate of 0.65% of the average of the aggregate daily net asset values of the Fund up to $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion. It also provides that the Fund will reimburse the Adviser on a cost basis in the event the Adviser provides any services (excluding printing) involved in maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission or involved in the preparation of shareholder reports.


   For the fiscal years ended December 31, 2001, 2002 and 2003 the Adviser received fees totaling, $1,683,004, $1,440,601 and $1,316,640, respectively.


   The contract between the Fund and the Adviser continues from year to year so long as (1) such continuance is specifically approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the outstanding shares of the Fund and (2) such continuance or any renewal and the terms of such contract have been approved by the vote of a majority of Trustees of the Fund who are not interested persons, as that term is defined in the Investment Company Act of 1940, of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. It may be terminated without penalty at any time on sixty days written notice, either by the Board of Trustees of the Fund, by a vote of a majority of the outstanding shares of the Fund or by the Adviser, and automatically terminates upon its assignment (within the meaning of said Investment Company Act).

   The Fund, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreement, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.


   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board noted that the Fund's performance was generally reasonably aligned with that of its peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systematic compliance violates for the Fund. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that the Fund was at or below the median in each category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.


   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


DESCRIPTION OF PROXY VOTING POLICY

   The Funds have adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Funds' Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Funds of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Funds.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending December 31, beginning with the period ending January 1, 2004, will be available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


                                 NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place if the Fund invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Fund Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The circumstances under which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy;
(14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund, Phoenix-Kayne Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the

Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of this Fund or any other Affiliated Phoenix Fund, may be added together at the time of purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES


   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Series or Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Fund which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Fund's current Prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");
   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   It is the policy of the Fund to comply with provisions of the Internal Revenue Code relieving investment companies which distribute substantially all of their net income (both net investment income and net realized capital gains) from Federal income tax on the amounts distributed.

   To qualify for treatment as a regulated investment company ("RIC") for tax purposes, the Fund must: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to security loans and gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Internal Revenue Code at the end of each quarter of the taxable year.

   Income dividends and short-term capital gain distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes.

   Distributions which are designated by the Fund as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long the distributee has been a shareholder). Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

   Any taxable distribution which is declared in December payable to shareholders of record on any date in December and paid before the next February 1, will be taxable to shareholders in the year declared.

   The Fund is required to withhold, for income taxes, a percentage of dividends, distributions and redemption proceeds, at the rate in effect when such payments are made, if any of the following circumstances exist: (i) a shareholder fails to provide the Fund with a correct taxpayer identification number ("TIN"); (ii) the Fund is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or (iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required with respect to accounts where the shareholder fails to certify that
(i) the TIN provided is correct and (ii) the shareholder is not subject to such withholding. However, withholding will not be required in the case of certain exempt entities nor in the case of those shareholders who comply with the procedures as set forth by the Internal Revenue Service. If incorrect information is provided by the shareholder and the Internal Revenue Service consequently assesses the Fund a penalty, this penalty will be passed on to the shareholder.

   Dividends paid from net investment income and net realized short-term capital gains to a shareholder who is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   The information included in the Prospectus with respect to dividends, distributions and taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Internal Revenue Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from the Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.

                                 THE DISTRIBUTOR


   Equity Planning, a registered broker-dealer which is an indirect subsidiary of Phoenix Life Insurance Company, serves as Distributor of the Fund's shares. John F. Sharry, an officer of the Fund, is also an officer of Equity Planning.


   The Fund and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares and the Fund has granted to Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Fund pursuant to the Distribution Plans described below. For the fiscal years ended December 31, 2001, 2002 and 2003, purchasers of Fund shares paid aggregate sales charges of $94,277, $109,464 and $79,168, respectively, of which the Distributor retained net commissions of $20,167, $30,586 and $17,760, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 2003, the Distributor retained net commissions of $11,237 for Class A Shares and deferred sales charges of $6,523 for Class B Shares. In addition to these amounts, W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, was paid net selling commissions of $4,627 on Class A Shares.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------

Under $50,000                                5.75%                         6.10%                          5.25%

$50,000 but under $100,000                   4.75                          4.99                           4.25

$100,000 but under $250,000                  3.75                          3.90                           3.25

$250,000 but under $500,000                  2.75                          2.83                           2.25

$500,000 but under $1,000,000                2.00                          2.04                           1.75

$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented costs to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates:

          First $5 billion                                 0.065%
          $5 billion to $10 billion                        0.061%
          $10 billion to $15 billion                       0.055%
          $15 billion to $20 billion                       0.040%
          Greater than $20 billion                         0.030%


   Percentage rates are applied to the aggregate daily net asset value of all the Portfolios serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As compensation for its services prior to January 1, 2003, the PFPC fee schedule used to determine a portion of PEPCO's fee was applied at the individual fund level at an annual rate equal to .085% of a fund's average daily net assets up to $200 million, which rate was reduced at higher levels of net assets. For services to the Fund during the fiscal years ended December 31, 2001, 2002 and 2003, the Financial Agent received fees of $228,408, $216,126 and $164,304, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.


   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   Each Plan requires that at least quarterly the Trustees of the Fund review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Fund will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Fund to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Fund and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.


   For the fiscal year ended December 31, 2003 the Fund paid Rule 12b-1 Fees in the amount of $549,047, of which the Distributor received $90,960, unaffiliated broker-dealers received $433,607 and WS Griffith Securities, Inc., an affiliate, received $24,480. The Rule 12b-1 payments were used for (1) compensating dealers, $458,240 (2) compensating sales personnel, $145,070 (3) advertising, $35,068 (4) printing and mailing of prospectuses to other than current shareholders, $10,004 (5) service costs, $61,053 and (6) other, $18,373.


   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES


                                                          NUMBER OF
                                                     PORTFOLIOS IN FUND
NAME, ADDRESS                         LENGTH OF            COMPLEX            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                    -----------     -------------------        ---------------------------------------

E. Virgil Conway                    Served since             34            Chairman, Rittenhouse Advisors, LLC (consulting
Rittenhouse                         1993.                                  firm) since 2001. Trustee/Director, Realty
Advisors, LLC                                                              Foundation of New York (1972-present), Pace
101 Park Avenue                                                            University (1978-present), New York Housing
New York, NY 10178                                                         Partnership Development Corp. (Chairman)
DOB: 8/2/29                                                                (1981-present), Greater New York Councils, Boy
                                                                           Scouts of America (1985-present), Academy of
                                                                           Political Science (Vice Chairman) (1985-present),
                                                                           Urstadt Biddle Property Corp. (1989-present), The
                                                                           Harlem Youth Development Foundation
                                                                           (1998-present). Chairman, Metropolitan
                                                                           Transportation Authority (1992-2001). Director,
                                                                           Trism, Inc. (1994-2001), Consolidated Edison
                                                                           Company of New York, Inc. (1970-2002), Atlantic
                                                                           Mutual Insurance Company (1974-2002), Centennial
                                                                           Insurance Company (1974-2002), Josiah Macy, Jr.
                                                                           Foundation (1975-2002), Union Pacific Corp.
                                                                           (1978-2002), Blackrock Freddie Mac Mortgage
                                                                           Securities Fund (Advisory Director) (1990-2002),
                                                                           Accuhealth (1994-2002).

Harry Dalzell-Payne                 Served since             34            Currently retired.
The Flat, Elmore Court              1993.
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29

Francis E. Jeffries                 Served since             27            Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            1995.                                  (1984-present). Director (1989-1997), Chairman of
Naples, FL 34108                                                           the Board (1993-1997), Phoenix Investment
DOB: 9/23/30                                                               Partners, Ltd.

Leroy Keith, Jr.                    Served since             24            Partner, Stonington Partners, Inc. (private
Stonington Partners, Inc.           1986.                                  equity fund) since 2001. Chairman (1995 to 2000)
736 Market Street,                                                         and Chief Executive Officer (1995-1998), Carson
Ste. 1430                                                                  Products Company (cosmetics). Director/Trustee,
Chattanooga, TN 37402                                                      Evergreen Funds (6 portfolios).
DOB: 2/14/39

Geraldine M. McNamara               Served since             34            Managing Director, U.S. Trust Company of New York
United States Trust Company of NY   2001.                                  (private bank) (1982-present).
114 West 47th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                   Served since             34            Currently retired. Vice President, W.H. Reaves
164 Laird Road                      1995.                                  and Company (investment management).
Colts Neck, NJ 07722
DOB: 5/26/28



                                                          NUMBER OF
                                                     PORTFOLIOS IN FUND
NAME, ADDRESS                         LENGTH OF            COMPLEX            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                    TIME SERVED     OVERSEEN BY TRUSTEE        AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------                    -----------     -------------------        ---------------------------------------

Richard E. Segerson                 Served since             24            Managing Director, Northway Management Company
Northway Management Company         1993.                                  (1998-present). Managing Director, Mullin
164 Mason Street                                                           Associates (1993-1998).
Greenwich, CT 06830
DOB: 2/16/46

Lowell P. Weicker, Jr.              Served since             24            Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                     1995.                                  (1995-present), Compuware (1996-present) and WWF,
Alexandria, VA 22314                                                       Inc. (2000-present). President, The Trust for
DOB: 5/16/31                                                               America's Health (non-profit) (2001-present).
                                                                           Director, Duty Free International, Inc.
                                                                           (1997-1998).


                               INTERESTED TRUSTEE

    Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                       TERM OF
                                      OFFICE AND    NUMBER OF PORTFOLIOS
NAME, ADDRESS, DATE OF BIRTH          LENGTH OF        IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
AND POSITION(S) WITH TRUST           TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------           -----------     -------------------           -----------------------------------

*Marilyn E. LaMarche                Served since             27            Limited Managing Director, Lazard Freres & Co.
Lazard Freres & Co. LLC             2002.                                  LLC (1983-present).  Director, The Phoenix
30 Rockefeller Plaza,                                                      Companies, Inc. (2001-present) and Phoenix Life
59th Floor                                                                 Insurance Company (1989-present).
New York, NY 10020
DOB: 5/11/34



                                       TERM OF
                                      OFFICE AND    NUMBER OF PORTFOLIOS
NAME, ADDRESS, DATE OF BIRTH          LENGTH OF        IN FUND COMPLEX       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
AND POSITION(S) WITH TRUST           TIME SERVED     OVERSEEN BY TRUSTEE           OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------           -----------     -------------------           -----------------------------------

**Philip R. McLoughlin              Served since             78            Consultant, Phoenix Investment Partners, Ltd.
DOB: 10/23/46                       1989.                                  (2002-present). Director, PXRE Corporation
Chairman and President                                                     (Delaware) (1985-present), World Trust Fund
                                                                           (1991-present). Chairman (1997-2002), Director
                                                                           (1995-2002), Vice Chairman (1995-1997) and Chief
                                                                           Executive Officer (1995-2002), Phoenix Investment
                                                                           Partners, Ltd. Director and Executive Vice
                                                                           President, The Phoenix Companies, Inc. (2000-2002).
                                                                           Director (1994-2002) and Executive Vice President,
                                                                           Investments (1988-2002), Phoenix Life Insurance
                                                                           Company. Director (1983-2002) and Chairman
                                                                           (1995-2002), Phoenix Investment Counsel, Inc.
                                                                           Director (1982-2002) and President (1990-2000),
                                                                           Phoenix Equity Planning Corporation. Chairman and
                                                                           President, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                           Director (2001-2002) and President (April
                                                                           2002-September 2002), Phoenix Investment Management
                                                                           Company. Director and Executive Vice President,
                                                                           Phoenix Life and Annuity Company (1996-2002).
                                                                           Director (1995-2000) and Executive Vice President
                                                                           (1994-2002), PHL Variable Insurance Company.
                                                                           Director, Phoenix National Trust Company
                                                                           (2001-2002). Director (1985-2002) and Vice
                                                                           President (1986-2002), PM Holdings, Inc., Director,
                                                                           W.S. Griffith Associates, Inc. (1995-2002).
                                                                           Director (1992-2002) and President (1993-1994), WS
                                                                           Griffith Securities, Inc.

***James M. Oates                   Served since             29            Chairman, Hudson Castle Group Inc. (formerly IBEX
Hudson Castle Group, Inc.           1987.                                  Capital Markets Inc.) (financial services)
c/o Northeast Investment                                                   (1997-present). Managing Director, Wydown Group
Management Inc.                                                            (consulting firm) (1994-present). Director,
50 Congress Street, Ste. 1000                                              Investors Financial Service Corporation
Boston, MA 02109                                                           (1995-present), Investors Bank & Trust
DOB: 5/31/46                                                               Corporation (1995-present), Plymouth Rubber Co.
                                                                           (1995-2002), Stifel Financial (1996-present),
                                                                           Connecticut River Bancorp (1998-present),
                                                                           Connecticut River Bank (1998-present) and
                                                                           1Mind.com (2000-present). Director and Treasurer,
                                                                           Endowment for Health, Inc. (2000-present).
                                                                           Chairman, Emerson Investment Management, Inc.
                                                                           (2000-present).  Member, Chief Executives
                                                                           Organization (1996-present).  Vice Chairman,
                                                                           Massachusetts Housing Partnership (1998-1999).
                                                                           Director, Blue Cross and Blue Shield of New
                                                                           Hampshire (1994-1999), AIB Govett Funds
                                                                           (1991-2000), Command Systems, Inc. (1998-2000).
                                                                           Phoenix Investment Partners, Ltd. (1995-2001).


*Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.


**Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his relationship with Phoenix Investment Partners, Ltd., and its affiliates.


***Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group, Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


                                   POSITION(S) HELD
NAME, ADDRESS                       WITH TRUST AND                             PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                LENGTH OF TIME SERVED                           DURING PAST 5 YEARS
-----------------                ---------------------                           -------------------

William R. Moyer                 Executive Vice         Executive Vice President (1999-present), Senior Vice President
DOB: 8/16/44                     President since 1990.  (1995-1999), Chief Financial Officer (1995-present),Phoenix
                                                        Investment Partners, Ltd. Executive Vice President, Chief Financial
                                                        Officer and Treasurer (2000-present), Senior Vice President and
                                                        Chief Financial Officer (1996-2000), Phoenix Equity Planning
                                                        Corporation. Director (1998-present), Senior Vice President, Chief
                                                        Financial Officer and Treasurer (1996-present), Phoenix Investment
                                                        Counsel, Inc. Director (2000-present), Executive Vice President
                                                        (2000-present), Treasurer (1996-present), Senior Vice President
                                                        (2000-2002), Duff & Phelps Investment Management Co. Executive Vice
                                                        President, Phoenix Fund Complex (1990-present).

John F. Sharry                   Executive Vice         Executive Vice President, Phoenix Investment Partners, Ltd.
DOB: 3/28/52                     President since 1998.  (1998-present), President, Phoenix Equity Planning Corporation
                                                        (2000-present). Executive Vice President, Phoenix Fund
                                                        Complex (1998-present).

Nancy G. Curtiss                 Treasurer since 1994.  Vice President, Fund Accounting (1994-present) and Treasurer
DOB: 11/24/52                                           (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                        Phoenix Fund Complex (1994-present).

Richard J. Wirth                 Secretary since        Vice President and Insurance and Investment Products Counsel
One American Row                 2002; Chief Legal      (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, CT 06102               Officer since 2003.
DOB: 11/14/58


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:


   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met seven times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Harry Dalzell-Payne, Leroy Keith, Jr. and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.


COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.


   For the Trust's fiscal year ended December 31, 2003, the Trustees received the following compensation:



                                                           TOTAL
                                                        COMPENSATION
                                                       FROM TRUST AND
                                  AGGREGATE             FUND COMPLEX
                                COMPENSATION             (44 FUNDS)
       NAME                      FROM TRUST           PAID TO TRUSTEES
       ----                      ----------           ----------------
 E. Virgil Conway                   $4,374                $175,375
 Harry Dalzell-Payne                $3,243                $147,500
 Francis E. Jeffries                $2,520*               $123,500
 Leroy Keith, Jr.                   $2,618                $ 65,500
 Marilyn E. LaMarche                $2,520                $ 64,500
 Philip R. McLoughlin               None                  None
 Geraldine M. McNamara              $3,633*               $113,557
 Everett L. Morris                  $3,424*               $168,569
 James M. Oates                     $3,798                $104,125
 Richard E. Segerson                $3,261                $ 81,875
 Lowell P. Weicker, Jr.             $2,978                $ 72,750
----------------------

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2003, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan is as follows: Mr. Jeffries, $404,568, Ms. McNamara, $109,302, Mr. Morris, $279,087 and Mr. Segerson, $108,714. At present, by agreement among the Fund, Phoenix Investment Partners, Ltd. ("PXP") and the electing trustee, trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Fund.

TRUSTEE OWNERSHIP OF SECURITIES


Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2003.


                                                                           AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                            OWNERSHIP IN ALL FUNDS OVERSEEN
                                                                                BY TRUSTEE IN FAMILY OF
                                      DOLLAR RANGE OF EQUITY                           INVESTMENT
NAME OF TRUSTEE                       SECURITIES IN THE FUND                           COMPANIES
---------------                 ----------------------------------         ----------------------------------


E. Virgil Conway                               None                                $1- $10,000
Harry Dalzell-Payne                            None                                None
Francis E. Jeffries                            None                                $50,001-$100,000
Leroy Keith, Jr.                               None                                None
Marilyn E. LaMarche                            None                                None
Philip R. McLoughlin                           None                                Over $100,000
Geraldine M. McNamara                          None                                $50,001-$100,000
Everett L. Morris                              None                                Over $100,000
James M. Oates                                 None                                Over $100,000
Richard E. Segerson                            None                                Over $100,000
Lowell P. Weicker, Jr.                         None                                None

   At March 1, 2004, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of March 1, 2004 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any Class of the fund's equity securities.

                                                                       PERCENTAGE OF
NAME OF SHAREHOLDER                                 CLASS OF SHARES        CLASS         NUMBER OF SHARES
-------------------                                 ---------------    --------------    ----------------

MLPF&S for the sole                                   Class B              7.30%            23,638.764
benefit of its customers
Attn Fund Administration
4800 Deer Lake Dr E 3rd fl
Jacksonville FL  32246-6484


                             ADDITIONAL INFORMATION

CAPITAL STOCK

   The Fund was originally organized on March 21, 1967 as a Massachusetts corporation under the name of "Income and Capital Shares, Inc." The Fund was reorganized as a Delaware business trust in September 2000.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in one Fund which has different classes. Holders of shares of the Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS


   The Financial Statements for the Fund's fiscal year ended December 31, 2003, appearing in the Fund's 2003 Annual Report to Shareholders, are incorporated herein by reference.


REPORTS TO SHAREHOLDERS

   The fiscal year of the Fund ends on December 31. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.

INDEPENDENT ACCOUNTANTS


   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.


CUSTODIANS AND TRANSFER AGENT

   The custodian of the Fund's assets is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The Fund has authorized the custodians to appoint one or more subcustodians for the assets of the Fund held outside the United States. The securities and other assets of the Fund are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. Subagent's fee, together with Equity Planning's fee, shall not be more than the fee Equity Planning would have been entitled to receive.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix-Oakhurst Strategic Allocation Fund

                        INVESTMENTS AT DECEMBER 31, 2003


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)         VALUE
                                          -----------  ------    ------------

AGENCY MORTGAGE-BACKED SECURITIES--1.0%
Fannie Mae 6%, 12/1/32 ..................     AAA      $1,109    $  1,146,513
GNMA 6.50%, 6/15/28 .....................     AAA          79          83,731
GNMA 6.50%, 11/15/31 ....................     AAA         227         239,279
GNMA 6.50%, 2/15/32 .....................     AAA         261         275,044
GNMA 6.50%, 4/15/32 .....................     AAA         409         431,251
- -----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $2,117,867)                                        2,175,818
- -----------------------------------------------------------------------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--4.0%
Fannie Mae 5.25%, 1/15/09 ...............     AAA         500         538,121
Freddie Mac 4.50%, 7/15/13 ..............     AAA       8,000       7,903,592
- -----------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $8,291,894)                                        8,441,713
- -----------------------------------------------------------------------------

MUNICIPAL BONDS--2.6%

CALIFORNIA--0.1%
Long Beach Pension Obligation Taxable
Unrefunded Balance Revenue 6.87%,
9/1/06 ..................................     AAA         220         244,578

FLORIDA--2.2%
Miami Beach Special Obligation Taxable
Pension Funding Project Revenue 8.60%
9/1/21 ..................................     AAA       3,600       3,976,740

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(e) .......     AAA         595         650,508
                                                                 ------------
                                                                    4,627,248
                                                                 ------------


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)         VALUE
                                          -----------  ------    ------------

NEW YORK--0.3%
New York State Environmental Facilities
Corp. State Service Contract Revenue
6.70%, 3/15/08 ..........................     AAA      $  600    $    673,716
- -----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $5,331,976)                                        5,545,542
- -----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.4%
ANRC Auto Owner Trust 01-A, A4 4.32%,
6/16/08 .................................     AAA       1,600       1,632,544

Capital Auto Receivables Asset Trust 02-3,
A3 3.58%, 10/16/06 ......................     AAA       1,000       1,026,250

Capital One Master Trust 01-5, A 5.30%,
6/15/09 .................................     AAA       1,000       1,063,749

Irwin Home Equity 01-2, 2A4 5.68%,
2/25/16 .................................     AAA         299         298,649

Residential Asset Mortgage Products, Inc.
03-RS6, AI3 3.08%, 12/25/28 .............     AAA       1,000         993,423

WFS Financial Owner Trust 03-1, A4
2.74%, 9/20/10 ..........................     AAA       1,000         998,872

Whole Auto Loan Trust 02-1, B 2.91%,
4/15/09 .................................     A           395         398,899

World Omni Auto Receivables Trust 02-A,
A4 4.05%, 7/15/09 .......................     AAA         750         774,155
- -----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $7,115,603)                                        7,186,541
- -----------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)         VALUE
                                          -----------  ------    ------------

CORPORATE BONDS--10.9%

AGRICULTURAL PRODUCTS--0.3%
Corn Products International, Inc. 8.25%,
7/15/07 .................................     BBB-     $  500    $    547,500

ASSET MANAGEMENT & CUSTODY BANKS--0.3%
Janus Capital Group, Inc. 7.75%, 6/15/09      BBB+        500         556,730

AUTOMOBILE MANUFACTURERS--0.3%
DaimlerChrysler NA Holding Corp. ........
4.75%, 1/15/08 ..........................     BBB         500         511,568

BROADCASTING & CABLE TV--0.5%
Comcast Corp. 5.30%, 1/15/14 ............     BBB         500         498,339

EchoStar DBS Corp. 144A 5.75%,
10/1/08(d) ..............................     BB-         500         508,125
                                                                 ------------
                                                                    1,006,464
                                                                 ------------

CASINOS & GAMING--0.3%
Harrah's Operating Co., Inc. 7.50%,
1/15/09 .................................     BBB-        250         284,748

Mandalay Resort Group 144A 6.375%,
12/15/11(d) .............................     BB+         250         258,125

MGM Mirage, Inc. 9.75%, 6/1/07 ..........     BB-         100         114,500
                                                                 ------------
                                                                      657,373
                                                                 ------------

CONSUMER FINANCE--1.4%
Ford Motor Credit Co. 7.25%, 10/25/11 ...     BBB-        500         542,282

General Electric Capital Corp. Series MTN
2.75%, 9/25/06 ..........................     AAA         750         752,756

General Electric Capital Corp. Series MTNA
6%, 6/15/12 .............................     AAA       1,000       1,084,453

General Motors Acceptance Corp. 6.875%,
8/28/12 .................................     BBB         500         537,913
                                                                 ------------
                                                                    2,917,404
                                                                 ------------

DIVERSIFIED BANKS--0.5%
Bank of America Corp. 5.25%, 12/1/15 ....     A           500         498,742

Rabobank Capital Funding II 144A 5.26%,
12/29/49(d)(e)(h) .......................     AA          600         600,830
                                                                 ------------
                                                                    1,099,572
                                                                 ------------


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)         VALUE
                                          -----------  ------    ------------

DIVERSIFIED CHEMICALS--0.2%
Cabot Corp. 144A 5.25%, 9/1/13(d) .......     BBB+     $  500    $    495,748

ELECTRIC UTILITIES--0.2%
Entergy Gulf States, Inc. 144A 5.25%,
8/1/15(d) ...............................     BBB-        500         479,100

ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
Mettler Toledo International, Inc. 144A
4.85%, 11/15/10(d) ......................     BBB         500         505,054

ENVIRONMENTAL SERVICES--0.3%
Allied Waste Industries, Inc. 7.875%,
3/15/05 .................................     BB-         500         525,000

GAS UTILITIES--0.4%
AmeriGas Partners/Eagle Finance Corp. ...
Series B 8.875%, 5/20/11 ................     BB-         750         828,750

HEALTH CARE DISTRIBUTORS--0.3%
AmerisourceBergen Corp. 8.125%,
9/1/08 ..................................     BB          565         639,863

HEALTH CARE FACILITIES--0.4%
Manor Care, Inc. 7.50%, 6/15/06 .........     BB-         500         542,500
Tenet Healthcare Corp. 7.375%, 2/1/13 ...     BB-         250         252,500
                                                                 ------------
                                                                      795,000
                                                                 ------------

HOMEBUILDING--0.3%
Lennar Corp. 7.625%, 3/1/09 .............     BBB-        500         576,816

HOUSEHOLD PRODUCTS--0.5%
Kimberly-Clark Corp. 5%, 8/15/13 ........     AA-       1,000       1,022,149

INDUSTRIAL MACHINERY--0.5%
ITW Cupids Financial Trust I 144A 6.55%,
12/31/11(d)(g) ..........................     AA-       1,000       1,083,002

INSURANCE BROKERS--0.1%
Willis Corroon Corp. 9%, 2/1/09 .........     BB+         210         221,550

INTEGRATED OIL & GAS--0.1%
Conoco Funding Co. 5.45%, 10/15/06 ......     A-          250         268,224

INTEGRATED TELECOMMUNICATION SERVICES--0 2%
AT&T Wireless Services, Inc. 7.875%,
3/1/11 ..................................     BBB         125         144,643

Verizon Global Funding Corp. 4.375%,
6/1/13 ..................................     A+          375         354,259
                                                                 ------------
                                                                      498,902
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)         VALUE
                                          -----------  ------    ------------

INVESTMENT BANKING & BROKERAGE--0.2%
Merrill Lynch & Co., Inc. Series MTNB
3.375%, 9/14/07 .........................     A+       $  500    $    506,459

LIFE & HEALTH INSURANCE--0.2%
Metlife, Inc. 5%, 11/24/13 ..............     A           450         446,825

MULTI-LINE INSURANCE--0.2%
Metropolitan Life Global Funding I 144A
5.20%, 9/18/13(d) .......................     AA          500         502,932

OIL & GAS EXPLORATION & PRODUCTION--0.1%
Chesapeake Energy Corp. 144A 6.875%,
1/15/16(d) ..............................     BB-         250         258,750

OTHER DIVERSIFIED FINANCIAL SERVICES--1.4%
Pemex Project Funding Master Trust
9.125%, 10/13/10 ........................     BBB-        500         593,750

Pemex Project Funding Master Trust
7.375%, 12/15/14 ........................     BBB-        750         800,625

Principal Life Global Funding I 4.40%,
10/1/10 .................................     AA          500         503,355

TIAA Global Markets 144A 3.875%,
1/22/08(d) ..............................     AAA       1,000       1,016,477
                                                                 ------------
                                                                    2,914,207
                                                                 ------------

PACKAGED FOODS & MEATS--0.3%
Campbell Soup Co. 5%, 12/3/12 ...........     A           500         510,429

PAPER PRODUCTS--0.1%
International Paper Co. 5.50%, 1/15/14 ..     BBB         150         150,557

RAILROADS--0.4%
CSX Corp. 5.30%, 2/15/14 ................     BBB         350         351,911
Union Pacific Corp. 6.50%, 4/15/12 ......     BBB         500         555,300
                                                                 ------------
                                                                      907,211
                                                                 ------------

REGIONAL BANKS--0.1%
BB&T Corp. 5.20%, 12/23/15 ..............     A-          250         247,829

REITS--0.1%
HRPT Properties Trust 5.75%, 2/15/14 ....     BBB         250         250,678

SPECIALIZED FINANCE--0.2%
CIT Group, Inc. 4.75%, 12/15/10 .........     A           500         503,130

SPECIALTY STORES--0.1%
Autozone, Inc. 5.50%, 11/15/15 ..........     BBB+        250         248,257


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)         VALUE
                                          -----------  ------    ------------

THRIFTS & MORTGAGE FINANCE--0.2%
Sovereign Bank 5.125%, 3/15/13 ..........     BBB-     $  500    $    496,420
- -----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $22,293,758)                                      23,179,453
- -----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--4.9%
Advanta Mortgage Loan Trust 00-2,
A3 7.76%, 5/25/18 .......................     AAA          30          29,684

CS First Boston Mortgage Securities Corp.
97-C2, A3 6.55%, 1/17/35 ................     AAA       2,750       3,041,712

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31 .....................     Aaa(c)    3,050       3,370,297

GMAC Commercial Mortgage Securities, Inc.
97-C2, A3 6.566%, 4/15/29 ...............     Aaa(c)      750         821,956

J.P. Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
3/15/33 .................................     AAA       2,250       2,481,520

Sasco Net Interest Margin Trust 03-25XS,
A 7.25%, 8/28/33 ........................     A           641         638,639
- -----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $9,512,292)                                       10,383,808
- -----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--6.0%

AUSTRIA--0.6%
Republic of Austria 5.50%, 10/20/07 .....     AAA       1,000(f)    1,358,476

BRAZIL--1.0%
Federative Republic of Brazil 10%,
1/16/07 .................................     B+        1,105       1,243,125

Federative Republic of Brazil 8%,
4/15/14 .................................     B+          924         909,704
                                                                 ------------
                                                                    2,152,829
                                                                 ------------

BULGARIA--0.3%
Republic of Bulgaria 144A 8.25%,
1/15/15(d) ..............................     BB+         415         488,662

Republic of Bulgaria RegS 8.25%,
1/15/15 .................................     BB+          85         100,088
                                                                 ------------
                                                                      588,750
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)         VALUE
                                          -----------  ------    ------------

CHILE--0.7%
Republic of Chile 7.125%, 1/11/12 .......     A-       $  400    $    456,640
Republic of Chile 5.50%, 1/15/13 ........     A-        1,000       1,028,500
                                                                 ------------
                                                                    1,485,140
                                                                 ------------

COLOMBIA--0.1%
Republic of Colombia 10%, 1/23/12 .......     BB          250         275,000

COSTA RICA--0.7%
Republic of Costa Rica 144A 9.335%,
5/15/09(d) ..............................     BB        1,190       1,407,175

LITHUANIA--0.2%
Republic of Lithuania 4.50%, 3/5/13 .....     BBB+        350(f)      433,968

MEXICO--0.7%
United Mexican States 5.875%, 1/15/14 ...     BBB-      1,000         987,500
United Mexican States 8.125%, 12/30/19 ..     BBB-        375         419,063
                                                                 ------------
                                                                    1,406,563
                                                                 ------------

PANAMA--0.5%
Republic of Panama 8.25%, 4/22/08 .......     BB          500         552,500
Republic of Panama 9.375%, 4/1/29 .......     BB          500         565,000
                                                                 ------------
                                                                    1,117,500
                                                                 ------------

PERU--0.1%
Republic of Peru 8.75%, 11/21/33 ........     BB-         250         251,250

PHILIPPINES--0.1%
Republic of the Philippines 8.875%,
4/15/08 .................................     BB          250         270,625

RUSSIA--0.5%
Russian Federation RegS 5%, 3/31/30(e) ..     BB        1,000         963,750

SOUTH AFRICA--0.5%
Republic of South Africa 7.375%,
4/25/12 .................................     BBB       1,000       1,122,500
- -----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $11,634,870)                                      12,833,526
- -----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--3.4%

AUSTRALIA--0.2%
St. George Bank Ltd. 144A 5.30%,
10/15/15(d) .............................     A-          500         500,392

BRAZIL--0.3%
Petrobras International Finance Co. 8.375%,
12/10/18 ................................     Ba(c)       500         516,250

CANADA--0.2%
Thomson Corp. (The) 5.25%, 8/15/13 ......     A-          500         511,986


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)         VALUE
                                          -----------  ------    ------------

GERMANY--0.3%
Deutsche Telekom International Finance BV
8.50%, 6/15/10(e) .......................     BBB+     $  500    $    604,558

GREECE--0.1%
Coca-Cola HBC Finance BV 144A 5.125%,
9/17/13(d) ..............................     A           250         250,644

HONG KONG--0.5%
Hutchison Whampoa International Ltd. ....
144A 6.25%, 1/24/14(d) ..................     A-        1,000       1,015,382

ITALY--0.4%
Telecom Italia Capital SA 144A 4%,
11/15/08(d) .............................     BBB+        750         754,747

SOUTH KOREA--0.7%
Korea Development Bank 5.50%,
11/13/12 ................................     A-        1,500       1,562,184

SWEDEN--0.2%
Nordea Bank Sweden AB 144A 5.25%,
11/30/12(d) .............................     A           500         509,625

UNITED KINGDOM--0.1%
HBOS plc 144A 5.375%, 11/29/49(d)(e) ....     A           250         249,235

UNITED STATES--0.2%
Petropower I Funding Trust 144A 7.36%,
2/15/14(d) ..............................     BBB         377         360,907

VENEZUELA--0.2%
Corp Andina de Fomento CAF 5.20%,
5/21/13 .................................     A           500         497,661
- -----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $7,172,267)                                        7,333,571
- -----------------------------------------------------------------------------



                                                       SHARES
                                                       ------

COMMON STOCKS--58.1%

ADVERTISING--0.6%
Harte-Hanks, Inc. ................................     60,800       1,322,400

AEROSPACE & DEFENSE--1.0%
United Technologies Corp. ........................     23,500       2,227,095

AIR FREIGHT & COURIERS--1.4%
FedEx Corp. ......................................     14,400         972,000
Ryder System, Inc. ...............................     61,500       2,100,225
                                                                 ------------
                                                                    3,072,225
                                                                 ------------

                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                                       SHARES       VALUE
                                                       ------    ------------


ASSET MANAGEMENT & CUSTODY BANKS--1.3%
Franklin Resources, Inc. .........................     37,700    $  1,962,662
Mellon Financial Corp. ...........................     22,600         725,686
                                                                 ------------
                                                                    2,688,348
                                                                 ------------

CASINOS & GAMING--1.1%
Alliance Gaming Corp.(b) .........................     16,200         399,330
Mandalay Resort Group ............................     42,400       1,896,128
                                                                 ------------
                                                                    2,295,458
                                                                 ------------

COMMUNICATIONS EQUIPMENT--2.1%
Cisco Systems, Inc.(b) ...........................    124,800       3,031,392
Emulex Corp.(b) ..................................     54,300       1,448,724
                                                                 ------------
                                                                    4,480,116
                                                                 ------------

COMPUTER HARDWARE--1.2%
International Business Machines Corp. ............     26,600       2,465,288

COMPUTER STORAGE & PERIPHERALS--0.4%
EMC Corp.(b) .....................................     72,400         935,408

DATA PROCESSING & OUTSOURCED SERVICES--0.9%
Computer Sciences Corp.(b) .......................     45,400       2,008,042

DIVERSIFIED BANKS--4.7%
Bank of America Corp. ............................     58,900       4,737,327
FleetBoston Financial Corp. ......................     15,800         689,670
U.S. Bancorp .....................................     45,700       1,360,946
Wells Fargo & Co. ................................     53,800       3,168,282
                                                                 ------------
                                                                    9,956,225
                                                                 ------------

DIVERSIFIED CAPITAL MARKETS--1.3%
J.P. Morgan Chase & Co. ..........................     75,500       2,773,115

DIVERSIFIED CHEMICALS--0.2%
Engelhard Corp. ..................................     17,400         521,130

DIVERSIFIED COMMERCIAL SERVICES--0.7%
ARAMARK Corp. Class B ............................     33,500         918,570
Cendant Corp.(b) .................................     21,200         472,124
                                                                 ------------
                                                                    1,390,694
                                                                 ------------

ELECTRONIC EQUIPMENT MANUFACTURERS--2.2%
AVX Corp. ........................................     62,300       1,035,426
Mettler-Toledo International, Inc.(b) ............      9,700         409,437
Vishay Intertechnology, Inc.(b) ..................     61,900       1,417,510
Waters Corp.(b) ..................................     53,500       1,774,060
                                                                 ------------
                                                                    4,636,433
                                                                 ------------


                                                       SHARES       VALUE
                                                       ------    ------------

FOOTWEAR--0.7%
Reebok International Ltd. ........................     35,300    $  1,387,996

HEALTH CARE DISTRIBUTORS--1.8%
Omnicare, Inc. ...................................     66,600       2,689,974
Schein (Henry), Inc.(b) ..........................     17,300       1,169,134
                                                                 ------------
                                                                    3,859,108
                                                                 ------------

HEALTH CARE EQUIPMENT--1.0%
Boston Scientific Corp.(b) .......................     58,900       2,165,164

HEALTH CARE SERVICES--0.4%
Caremark Rx, Inc.(b) .............................     34,900         884,017

HEALTH CARE SUPPLIES--1.2%
Fisher Scientific International, Inc.(b) .........     61,500       2,544,255

HOUSEHOLD PRODUCTS--1.6%
Dial Corp. (The) .................................     56,600       1,611,402
Procter & Gamble Co. (The) .......................     18,900       1,887,732
                                                                 ------------
                                                                    3,499,134
                                                                 ------------

HOUSEWARES & SPECIALTIES--0.6%
Fortune Brands, Inc. .............................     17,400       1,243,926

INDUSTRIAL CONGLOMERATES--2.0%
General Electric Co. .............................    140,100       4,340,298

INDUSTRIAL MACHINERY--0.4%
Pall Corp. .......................................     32,200         863,926

INTEGRATED OIL & GAS--1.3%
Exxon Mobil Corp. ................................     70,100       2,874,100

INTEGRATED TELECOMMUNICATION SERVICES--1.1%
SBC Communications, Inc. .........................     42,200       1,100,154
Verizon Communications, Inc. .....................     36,100       1,266,388
                                                                 ------------
                                                                    2,366,542
                                                                 ------------

INVESTMENT BANKING & BROKERAGE--3.0%
E*TRADE Financial Corp.(b) .......................     92,400       1,168,860
Merrill Lynch & Co., Inc. ........................     28,000       1,642,200
Morgan Stanley ...................................     61,400       3,553,218
                                                                 ------------
                                                                    6,364,278
                                                                 ------------

LEISURE PRODUCTS--0.7%
Marvel Enterprises, Inc.(b) ......................     52,000       1,513,720

LIFE & HEALTH INSURANCE--0.8%
MetLife, Inc. ....................................     51,000       1,717,170


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                                       SHARES       VALUE
                                                       ------    ------------

METAL & GLASS CONTAINERS--0.6%
Ball Corp. .......................................     22,400    $  1,334,368

MOVIES & ENTERTAINMENT--1.5%
Time Warner, Inc.(b) .............................    121,600       2,187,584
Viacom, Inc. Class B .............................     23,800       1,056,244
                                                                 ------------
                                                                    3,243,828
                                                                 ------------

MULTI-LINE INSURANCE--1.1%
American International Group, Inc. ...............     33,800       2,240,264

OIL & GAS DRILLING--0.5%
Patterson-UTI Energy, Inc.(b) ....................     22,000         724,240
Transocean, Inc.(b) ..............................     10,900         261,709
                                                                 ------------
                                                                      985,949
                                                                 ------------

OIL & GAS EQUIPMENT & SERVICES--1.1%
Baker Hughes, Inc. ...............................     15,400         495,264
BJ Services Co.(b) ...............................     17,500         628,250
Schlumberger Ltd. ................................     20,600       1,127,232
                                                                 ------------
                                                                    2,250,746
                                                                 ------------

OIL & GAS EXPLORATION & PRODUCTION--1.0%
Anadarko Petroleum Corp. .........................     41,200       2,101,612

OTHER DIVERSIFIED FINANCIAL SERVICES--2.1%
Citigroup, Inc. ..................................     92,700       4,499,658

PACKAGED FOODS & MEATS--1.1%
Dean Foods Co.(b) ................................     34,600       1,137,302
Kellogg Co. ......................................     34,500       1,313,760
                                                                 ------------
                                                                    2,451,062
                                                                 ------------

PHARMACEUTICALS--4.0%
Bristol-Myers Squibb Co. .........................     95,500       2,731,300
Johnson & Johnson ................................     39,100       2,019,906
Pfizer, Inc. .....................................    104,700       3,699,051
                                                                 ------------
                                                                    8,450,257
                                                                 ------------

PUBLISHING & PRINTING--1.7%
Belo Corp. Class A ...............................     35,900       1,017,406
Knight-Ridder, Inc. ..............................     17,100       1,323,027
Tribune Co. ......................................     25,800       1,331,280
                                                                 ------------
                                                                    3,671,713
                                                                 ------------


                                                       SHARES       VALUE
                                                       ------    ------------

SEMICONDUCTOR EQUIPMENT--1.0%
Applied Materials, Inc.(b) .......................     66,200    $  1,486,190
Teradyne, Inc.(b) ................................     23,600         600,620
                                                                 ------------
                                                                    2,086,810
                                                                 ------------
SEMICONDUCTORS--0.9%
Intel Corp. ......................................     62,600       2,015,720

SOFT DRINKS--1.2%
PepsiCo, Inc. ....................................     52,700       2,456,874

SPECIALIZED FINANCE--0.9%
CIT Group, Inc. ..................................     53,800       1,934,110

SYSTEMS SOFTWARE--3.1%
Microsoft Corp. ..................................    164,200       4,522,068
Oracle Corp.(b) ..................................    154,900       2,044,680
                                                                 ------------
                                                                    6,566,748
                                                                 ------------
TECHNOLOGY DISTRIBUTORS--0.3%
Avnet, Inc.(b) ...................................     34,100         738,606

TRUCKING--0.3%
Swift Transportation Co., Inc.(b) ................     31,900         670,538
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $98,568,243)                                     124,094,474
- -----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--1.5%

PHARMACEUTICALS--0.8%
Teva Pharmaceutical Industries Ltd. ADR
(Israel) .........................................     29,800       1,689,958

PROPERTY & CASUALTY INSURANCE--0.7%
ACE Ltd. (Bermuda) ...............................     38,100       1,578,102
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,058,641)                                        3,268,060
- -----------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--0.4%
SPDR Trust Series I ..............................      8,600         957,008

- -----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $1,126,848)                                          957,008
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.2%
(IDENTIFIED COST $176,224,259)                                    205,399,514
- -----------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (Unaudited)  (000)         VALUE
                                          -----------  ------    ------------

SHORT-TERM OBLIGATIONS--3.5%

FEDERAL AGENCY SECURITIES--2.8%
FHLB Discount Note 0.75%, 1/7/04 ........              $3,505    $  3,504,562
Freddie Mac 1.01%, 1/15/04 ..............               2,500       2,499,018
                                                                 ------------
                                                                    6,003,580
                                                                 ------------

COMMERCIAL PAPER--0.7%
Deluxe Corp. 1.06%, 1/23/04 .............     A-1       1,565       1,563,986
- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,567,566)                                        7,567,566
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.7%
(IDENTIFIED COST $183,791,825)                                    212,967,080(a)

Other assets and liabilities, net--0.3%                               629,921
                                                                 ------------
NET ASSETS--100.0%                                               $213,597,001
                                                                 ============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $31,530,712 and gross depreciation of $2,551,920 for federal income tax purposes. At December 31, 2003, the aggregate cost of securities for federal income tax purposes was $183,988,288.
(b) Non-income producing.
(c) As rated by Moody's or Fitch.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, these securities amounted to a value of $11,244,912, or 5.3% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) Par value represents Euro.
(g) Illiquid. At December 31, 2003, this security amounted to a value of $1,083,002 or 0.5% of net assets. For acquisition information, see Notes to Financial Statements.
(h) Callable. The maturity date shown is the call date.

                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003


ASSETS
Investment securities at value,
   (Identified cost $183,791,825)                                 $212,967,080
Cash                                                                     3,124
Receivables
   Interest and dividends                                            1,086,968
   Fund shares sold                                                     16,371
Prepaid expenses                                                         3,140
                                                                  ------------
     Total assets                                                  214,076,683
                                                                  ------------
LIABILITIES
Payables
   Fund shares repurchased                                             157,068
   Investment advisory fee                                             116,463
   Transfer agent fee                                                   68,775
   Distribution and service fees                                        48,062
   Professional fee                                                     34,021
   Financial agent fee                                                  14,039
   Trustees' fee                                                         7,470
   Payable to adviser                                                      555
Accrued expenses                                                        33,229
                                                                  ------------
     Total liabilities                                                 479,682
                                                                  ------------
NET ASSETS                                                        $213,597,001
                                                                  ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest$                  191,250,253
Undistributed net investment income                                    182,738
Accumulated net realized loss                                       (7,013,349)
Net unrealized appreciation                                         29,177,359
                                                                  ------------
NET ASSETS                                                        $213,597,001
                                                                  ============

CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $208,389,321)                13,789,611
Net asset value per share                                               $15.11
Offering price per share $15.11/(1-5.75%)                               $16.03

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $5,207,680)                     349,907
Net asset value and offering price per share                            $14.88


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003


INVESTMENT INCOME
Interest                                                           $ 4,738,974
Dividends                                                            1,852,485
Security lending                                                           894
Foreign taxes withheld                                                    (411)
                                                                   -----------
     Total investment income                                         6,591,942
                                                                   -----------
EXPENSES
Investment advisory fee                                              1,316,640
Service fees, Class A                                                  492,185
Distribution and service fees, Class B                                  56,862
Financial agent fee                                                    164,304
Transfer agent                                                         352,994
Custodian                                                               42,854
Professional                                                            38,464
Printing                                                                38,043
Registration                                                            34,123
Trustees                                                                32,040
Miscellaneous                                                           32,085
                                                                   -----------
     Total expenses                                                  2,600,594
     Custodian fees paid indirectly                                       (266)
                                                                   -----------
     Net expenses                                                    2,600,328
                                                                   -----------
NET INVESTMENT INCOME                                                3,991,614
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      5,046,568
Net realized loss on foreign currency transactions                     (52,107)
Net change in unrealized appreciation (depreciation) on
   investments                                                      26,925,480
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency transactions                    2,105
                                                                   -----------
NET GAIN ON INVESTMENTS                                             31,922,046
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $35,913,660
                                                                   ===========


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  Year Ended        Year Ended
                                                                                   12/31/03          12/31/02
                                                                                 ------------      ------------
FROM OPERATIONS
   Net investment income (loss)                                                  $  3,991,614      $  4,813,795
   Net realized gain (loss)                                                         4,994,461        (7,531,015)
   Net change in unrealized appreciation (depreciation)                            26,927,585       (26,007,357)
                                                                                 ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 35,913,660       (28,724,577)
                                                                                 ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                  (3,921,881)       (5,005,395)
   Net investment income, Class B                                                     (65,967)         (126,246)
                                                                                 ------------      ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                       (3,987,848)       (5,131,641)
                                                                                 ------------      ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (393,376 and 328,144 shares, respectively)         5,394,900         4,552,779
   Net asset value of shares issued from reinvestment of distributions
     (227,277 and 312,817 shares, respectively)                                     3,283,652         4,192,129
   Cost of shares repurchased (1,660,701 and 1,979,487 shares, respectively)      (22,888,677)      (26,977,195)
                                                                                 ------------      ------------
Total                                                                             (14,210,125)      (18,232,287)
                                                                                 ------------      ------------
CLASS B
   Proceeds from sales of shares (68,406 and 80,456 shares, respectively)             922,198         1,102,606
   Net asset value of shares issued from reinvestment of distributions
     (4,395 and 8,933 shares, respectively)                                            62,238           118,080
   Cost of shares repurchased (251,151 and 183,577 shares, respectively)           (3,351,316)       (2,442,815)
                                                                                 ------------      ------------
Total                                                                              (2,366,880)       (1,222,129)
                                                                                 ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                      (16,577,005)      (19,454,416)
                                                                                 ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                           15,348,807       (53,310,634)

NET ASSETS
   Beginning of period                                                            198,248,194       251,558,828
                                                                                 ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $182,738 AND $201,624, RESPECTIVELY]                                     $213,597,001      $198,248,194
                                                                                 ============      ============


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                               CLASS A
                                                     --------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                     --------------------------------------------------------------
                                                        2003         2002       2001(5)       2000        1999
Net asset value, beginning of period                   $12.92       $14.99      $15.11       $17.56      $17.03
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.27(4)      0.30(4)     0.32(4)      0.40        0.32
   Net realized and unrealized gain (loss)               2.20        (2.04)      (0.09)       (0.52)       1.51
                                                       ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                    2.47        (1.74)       0.23        (0.12)       1.83
                                                       ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.28)       (0.33)      (0.35)       (0.35)      (0.35)
   Distributions from net realized gains                   --           --          --        (1.98)      (0.95)
                                                       ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                (0.28)       (0.33)      (0.35)       (2.33)      (1.30)
                                                       ------       ------      ------       ------      ------
Change in net asset value                                2.19        (2.07)      (0.12)       (2.45)       0.53
                                                       ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                         $15.11       $12.92      $14.99       $15.11      $17.56
                                                       ======       ======      ======       ======      ======
Total return(1)                                         19.23%      (11.67)%      1.52%       (0.41)%     10.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $208,389     $191,529    $242,370     $263,509    $307,130
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    1.26%(2)     1.24 %(2)   1.27%(2)     1.22 %(2)   1.20%(3)
   Net investment income                                 1.99%        2.20 %      2.14%        2.22 %      1.75%
Portfolio turnover                                         87%          80 %        44%          61 %        69%



                                                                               CLASS B
                                                     --------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31
                                                     --------------------------------------------------------------
                                                        2003         2002       2001(5)       2000        1999
Net asset value, beginning of period                   $12.72       $14.76      $14.88       $17.36      $16.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                          0.17(4)      0.20(4)     0.20(4)      0.26        0.18
   Net realized and unrealized gain (loss)               2.16        (2.02)      (0.08)       (0.51)       1.50
                                                       ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                    2.33        (1.82)       0.12        (0.25)       1.68
                                                       ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 (0.17)       (0.22)      (0.24)       (0.25)      (0.24)
   Distributions from net realized gains                   --           --          --        (1.98)      (0.95)
                                                       ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                (0.17)       (0.22)      (0.24)       (2.23)      (1.19)
                                                       ------       ------      ------       ------      ------
Change in net asset value                                2.16        (2.04)      (0.12)       (2.48)       0.49
                                                       ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                         $14.88       $12.72      $14.76       $14.88      $17.36
                                                       ======       ======      ======       ======      ======
Total return(1)                                         18.38%      (12.36)%      0.78%       (1.21)%     10.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $5,208       $6,720      $9,188       $9,894     $12,114
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                    2.01%(2)     1.99 %(2)   2.02%(2)     1.97 %(2)   1.95%(3)
   Net investment income                                 1.26%        1.45 %      1.39%        1.48 %      1.01%
Portfolio turnover                                         87%          80 %        44%          61 %        69%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would be 1.19% and 1.94% for Class A and Class B, respectively.
(4) Computed using average shares outstanding.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended
    December 31, 2001, was to decrease net investment income per share by $0.01 for class B, increase net realized and unrealized gains and losses per share by $0.01 for class B, and decrease the ratio of net investment income to average net assets from 2.16% to 2.14% and from 1.41% to 1.39% for class A and class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                        See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003


1. ORGANIZATION

   Phoenix-Oakhurst Strategic Allocation Fund (the "Fund") is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is diversified and has an investment objective to achieve the highest total return consistent with reasonable risk.

   The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.


2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.


A. SECURITY VALUATION:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. As required, some investments are valued at fair value as determined in good faith by or under the direction of the Trustees.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.


C. INCOME TAXES:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.


E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.


F. SECURITY LENDING:

   The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Co. (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)

connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.


G. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.


H. FOREIGN SECURITY COUNTRY DETERMINATION:

   A combination of the following criteria is used to assign the countries at risk listed in the schedule of investments: country of incorporation, actual building address, primary exchange on which security is traded and country in which the greatest percentage of company revenue is generated.


3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Fund, the Adviser, Phoenix Investment Counsel, Inc., an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund up to $1 billion, 0.60% between $1 billion and $2 billion, and 0.55% in excess of $2 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $11,237 for Class A shares and deferred sales charges of $6,523 for Class B shares for the period ended December 31, 2003. In addition to these amounts, $4,627 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions. In addition, the Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each respective class. PEPCO has advised the Fund of the following information: $90,960 was retained by the Distributor, $433,607 was paid to unaffiliated participants and $24,480 was paid to W.S. Griffith Securities, Inc.

As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO) plus (2) the documented cost to PEPCO to provide tax services and oversight of the subagent's performance. For the period ended December 31, 2003, the Trust paid PEPCO $164,304. Effective January 1, 2003, the fee schedule of PFPC Inc., ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix-affiliated funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.

PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended December 31, 2003, transfer agent fees were $352,994 as reported in the Statement of Operations of which PEPCO retained $138,661.

   For the period ended December 31, 2003, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PNX, brokerage commissions of $49,168 in connection with portfolio transactions effected on behalf of it.

   At December 31, 2003, PNX and its affiliates held 3,048 Class A shares of the Fund with a value of $46,055.


4. PURCHASES AND SALES OF SECURITIES

   During the year ended December 31, 2003, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $154,451,125 and $164,758,892, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $13,746,595 and $9,004,539, respectively.


5. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effect on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

   High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.


6. RESTRICTED SECURITIES

   At December 31, 2003, the Fund held the following restricted securities:

                                       Acquisition Date    Acquisition Amount
                                       ----------------    ------------------
   ITW Cupids Financial Trust I
     144A 6.55%, 12/31/11
     Par 1,000,000 .................        4/18/02             $998,490

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)

   The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.


7. FEDERAL INCOME TAX INFORMATION

   The Fund has capital loss carryovers of $1,934,620 expiring in 2009 and $4,908,077 expiring in 2010 which may be used to offset future capital gains. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

   For the period ended December 31, 2003, the Fund utilized losses of $2,167,513 deferred in the prior year against current year capital gains.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2003, the Fund deferred post-October capital losses of $0 and recognized post-October capital losses of $2,524,204.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the schedule of investments) consist of undistributed ordinary income of $182,738 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.


8. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2003, the Fund decreased capital paid in on shares of beneficial interest by $0, decreased undistributed net investment income by $22,652 and increased accumulated net realized gain by $22,652.


9. SUBSEQUENT EVENT

   Effective March 16, 2004, the Fund will begin to offer Class C shares in addition to the Class A and Class B shares currently offered. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.


10. PROXY VOTING PROCEDURES

   The advisers and subadvisers to each of the Phoenix-affiliated Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Boards of Trustees of the Fund. You may obtain a description of these procedures, free of charge, by calling toll-free 800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

- ------------------------------------------------------------------------------

                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended December 31, 2003, for federal income tax purposes, 45.3% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

   Effective for the calendar year 2003 qualified dividends will be taxed at a lower rate for individual shareholders. 45.8% of the ordinary income dividends distributed by the Fund and applicable to qualifying dividends received after January 1, 2003, will qualify for the lower tax rate. The Fund plans to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.

- ------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

[LOGO OMITTED]
PRICEWATERHOUSECOOPERS
To the Board of Trustees and Shareholders of Phoenix-Oakhurst Strategic Allocation Fund



     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Oakhurst Strategic Allocation Fund (hereafter referred to as the "Fund") at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





/s/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
February 13, 2004

                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via Edgar with Post-Effective Amendment No. 22 on September 29, 2000 and incorporated herein by reference.

       b. Bylaws of the Registrant, filed via Edgar with Post-Effective Amendment No. 22 on September 29, 2000 and incorporated herein by reference.

       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


      d.1 Amended and Restated Investment Advisory Agreement dated November 30, 2002, between Registrant and Phoenix Investment Counsel, Inc. filed via EDGAR with Post-Effective Amendment No. 26 on April 25, 2003 and incorporated herein by reference.


      e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.


      e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR with Post-Effective Amendment No. 27 on January 14, 2004 and incorporated herein by reference.

      e.3 Form of Financial Institution Sales Contract for the Phoenix Family of funds filed via EDGAR as Exhibit 6.4 with Post Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.


      f.          Not applicable.

      g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 filed via EDGAR as Exhibit
                  8.1 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.


      g.2 Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 27 on January 14, 2004 and incorporated herein by reference.

      g.3 Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 27 on January 14, 2004 and incorporated herein by reference.

      g.4 Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR with Post-Effective Amendment No. 27 on January 14, 2004 and incorporated herein by reference.


      h.1 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.

      h.2 Form of Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation filed as
                  Exhibit 9.2b to Post-Effective Amendment No. 12 on June 30, 1994 and filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.


      h.3 Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company effective June 1, 1994 filed via EDGAR as Exhibit 9.2c to Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.


      h.4 First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998 filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 16 and incorporated herein by reference.

      h.5 Second Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of June 1, 1998 filed via EDGAR with Post-Effective Amendment No. 17 on February 26, 1999 and incorporated herein by reference.


      h.6 Form of Third Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of January 1, 2003 filed via EDGAR with Post-Effective Amendment No. 26 on April 25, 2003 and incorporated herein by reference.


     i. Opinion as to legality of shares filed via EDGAR with Post-Effective Amendment No. 22 on September 29, 2000 and incorporated herein by reference.


     j.           Consent of Independent Accountants filed via EDGAR herewith.


     k.           Not applicable.

     l. Not applicable under rules relating to the filing of exhibits in effect at date of original filing in 1966.

      m.1 Amended and Restated Distribution Plan for Class A shares filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.

      m.2 Amended and Restated Distribution Plan for Class B shares filed via EDGAR with Post-Effective Amendment No. 22 on September 29, 2000 and incorporated herein by reference.


      m.3 First Amendment to Class A Shares Amended and Restated Distribution Plan, filed via EDGAR with Post-Effective Amendment No. 27 on January 14, 2004 and incorporated herein by reference.

      m.4 Class C Shares Distribution Plan, filed via EDGAR with Post-Effective Amendment No. 27 on January 14, 2004 and incorporated herein by reference.


     n.27         Financial Data Schedule.


      o.1 Fourth Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective January 1, 2003, filed via EDGAR with Post-Effective Amendment No. 27 on January 14, 2004 and incorporated herein by reference.

      o.2 First Amendment to Fourth Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 20, 2003, filed via EDGAR with Post-Effective Amendment No. 27 on January 14, 2004 and incorporated herein by reference.

       p. Amended and Restated Codes of Ethics of the Fund, the Adviser and the Distributor effective November 19, 2003 filed via EDGAR with Post-Effective Amendment No. 27 on January 14, 2004 and incorporated herein by reference.

       q. Powers of Attorney for all Trustees filed via EDGAR with Post-Effective Amendment No. 26 on April 25, 2003 and incorporated herein by reference.

----------

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

ITEM 25.  INDEMNIFICATION

     The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the Fund" in the Prospectus and "Services of the Adviser" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC file No. 801-5995) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a) Equity Planning also serves as the principal underwriter for the following other registrants:


Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

    NAME AND PRINCIPAL       POSITIONS AND OFFICES        POSITIONS AND OFFICES
     BUSINESS ADDRESS          WITH DISTRIBUTOR                WITH REGISTRANT
    ------------------       ---------------------        ----------------------
William R. Moyer             Director, Executive Vice       Executive
56 Prospect Street           President, Chief               Vice President
P.O. Box 150480              Financial Officer and
Hartford, CT 06115-0480      Treasurer

John F. Sharry               President,                     Executive
56 Prospect Street           Private Client Group           Vice President
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter         Assistant Vice President,      Assistant Treasurer
56 Prospect St.              Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Secretary; Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary is 101 Munson Street, P.O. Box 810, Greenfield, MA 01302-0810; the address of the investment adviser is 56 Prospect Street, Hartford, Connecticut 06115-0480; the address of the transfer agent, financial agent and principal underwriter is 56 Prospect Street, Hartford, Connecticut 06115-0480; the address of the dividend disbursing agent is State Street Bank and Trust Company, P.O. Box 8301, Boston, Massachusetts 02266-8301. Attention: Phoenix Funds; and the address of the custodian is State Street Bank and Trust Company, P.0. Box 351, Boston, Massachusetts 02101.


ITEM 29.  MANAGEMENT SERVICES

     Not applicable.

ITEM 30.  UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and the State of Connecticut on the 15th day of March, 2004.


                                     PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND


ATTEST:      /s/ Matthew A. Swendiman              By: /s/ Philip R. McLoughlin
                 ----------------------                    --------------------
                 Matthew A. Swendiman                      Philip R. McLoughlin,
                 Assistant Secretary                       President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 15th day of March, 2004.


                  SIGNATURE                            TITLE
                  ---------                            -----


----------------------------------------------         Trustee
E. Virgil Conway*

/s/ Nancy G. Curtiss
----------------------------------------------         Treasurer (principal
Nancy G. Curtiss                                       financial and
                                                       accounting officer)

----------------------------------------------         Trustee
Harry Dalzell-Payne*

----------------------------------------------         Trustee
Francis E. Jeffries*

----------------------------------------------         Trustee
Leroy Keith, Jr.*

----------------------------------------------         Trustee
Marilyn E. LaMarche*

/s/ Philip R. McLoughlin                               President and Trustee
----------------------------------------------         (principal executive
Philip R. McLoughlin                                   officer)

----------------------------------------------         Trustee
Geraldine M. McNamara*

----------------------------------------------         Trustee
Everett L. Morris*

----------------------------------------------         Trustee
James M. Oates*

----------------------------------------------         Trustee
Richard E. Segerson*

----------------------------------------------         Trustee
Lowell P. Weicker, Jr.*

*By /s/ Philip R. McLoughlin
        --------------------------------------------------
       *Philip R. McLoughlin, pursuant to powers of attorney.


                                      S-1